UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
of the
SECURITIES EXCHANGE ACT OF 1934

Date of Event Requiring Report: February 23, 2007

MANGAPETS, INC.
(Exact name of registrant as specified in its charter)

DELAWARE
(State or other jurisdiction of incorporation or organization)

000-27407	98-0187705
(Commission File Number)	(IRS Employer Identification Number)

James Fischbach, Chief Executive Officer

555 S. Old Woodward, Suite 1509 Birmingham, MI 48009
(Address of principal executive offices)

     (248) 417-0039 / (604) 250-3022
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, If Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c)) 1

ITEM 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

(a)	On February 12, 2007, the board of directors approved an amendment to the certificate of incorporation name to Intrepid Global Imaging 3D, Inc.
(b)	On February 12, 2007, majority shareholder approval was received approving the amendment to the certificate of incorporation name to Intrepid Global Imaging 3D, Inc.
(c)	On February 16, 2007, the certificate of amendment of “Mangapets Inc.”, changing its name from “Mangapets Inc.” to “Intrepid Global Imaging 3D, Inc.”, was filed with the Secretary of State of the State of Delaware.
(d)	The CUSIP number is being received by Signature Stock Transfer the company’s transfer agent.
(e)	The effective date for the name change to Intrepid Global Imaging 3D, Inc. is February 27, 2007, or soonest possible date.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned thereunto duly authorized

MangaPets, Inc.

By: /s/ James Fischbach	February 23, 2007

Name: James Fischbach

Title: Chief Executive Officer